INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF NEVADA
NUMBER                                                                    SHARES
XXXXXX                                                                    XX,XXX
                                                           CUSIP NO. 808730 10 5
                                   Scientific
                                     Energy

          100,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE


This Certifies that
is the registered holder of Shares of SCIENTIFIC ENERGY, INC. Common Stock transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                            COUNTERSIGNED AND REGISTERED
                            FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)
                            By
                              TRANSFER AGENT AND REGISTRAR--AUTHORIZED SIGNATURE


[facsimile signature]        [corporate seal]              [facsimile signature]
SECRETARY                                                              PRESIDENT
certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM  as tenants in common      UNIF GIFT MIN ACT         Custodian
                                                     ---------         ---------
 TEN ENT  as tenants by the entireties               (Cust)              (Minor)
 JT TEN   as joint tenants with right of           under Uniform Gifts to Minors
                                                   Act
                                                       -----------------------
                                                                (State)

                                    survivorship and not as tenants
                                    in common

     Additional abbreviations may also be used though not in the above list.


For Value Received,                        hereby sell, assign and transfer unto
                   ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[-------------------------------------]
[                                     ]
[                                     ]
[-------------------------------------]


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     ---------------------------------------


                  Signature
                           -----------------------------------------------------
                  NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS
                           AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP)_ UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.